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                    SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) October 6, 1997


                               REGENCY BANCORP
             (Exact name of registrant as specified in its charter)


      California                     33-82150                77-0378956
   (State or other          (Commission File Number)       (IRS Employer
   jurisdiction of                                       Identification No.)
   incorporation)


   7060 N. Fresno, Fresno, California                             93720
   (Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code:   (209) 438-2600



                              Not Applicable

     (Former name or former address, if changed since last report).




                                                       Page 1 of 60 pages


                                          The Exhibit Index is on Page 4.


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Item 5.      OTHER EVENTS.

             None


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

       (a)   FINANCIAL STATEMENTS.

             Not Applicable.

       (b)   PRO FORMA FINANCIAL INFORMATION.

             Not Applicable.

       (c)   EXHIBITS.

             (99.1) Amended and Restated Executive Salary Continuation Agreement Between Regency Bank and Steven F. Hertel

             (99.2) Amended and Restated Executive Salary Continuation Agreement Between Regency Bank and Robert J. Longatti

             (99.3) Amended and Restated Executive Salary Continuation Agreement Between Regency Bank and Steven R. Canfield



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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGENCY BANCORP



Date:     October 6, 1997                    /s/ Steven F. Hertel
                                          -------------------------
                                           Steven F. Hertel
                                           President



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                                  EXHIBIT INDEX

                                                                      SEQUENTIAL
EXHIBIT NO.             DESCRIPTION                                    PAGE NO.

99.1         Amended and Restated Executive Salary Continuation
             Agreement Between Regency Bank and Steven F. Hertel         5-23

99.2         Amended and Restated Executive Salary Continuation
             Agreement Between Regency Bank and Robert J. Longatti      24-41

99.3         Amended and Restated Executive Salary Continuation
             Agreement Between Regency Bank and Steven R. Canfield      42-60


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